                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary proxy statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14a-
     6(e)(2))
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             Samsonite Corporation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

  [X] No fee required.
  [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

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  (5)  Total fee paid:

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  [_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
  (1)  Amount previously paid:

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  (2)  Form, schedule or registration statement no.:

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  (3)  Filing party:

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  (4)  Date filed:

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

                        [LOGO OF SAMSONITE CORPORATION]
                             SAMSONITE CORPORATION


                                   NOTICE OF

                                     1998

                                ANNUAL MEETING

                                      AND

                                PROXY STATEMENT



                            YOUR VOTE IS IMPORTANT!

               PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN YOUR
                        PROXY IN THE ENCLOSED ENVELOPE.


                             SAMSONITE CORPORATION
                         11200 East Forty-Fifth Avenue
                            Denver, Colorado 80239

                             SAMSONITE CORPORATION



                                                                  August 4, 1998


Dear Samsonite Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 A.M. Mountain Time at the Embassy Suites Hotel, 4444 North Havana Street, Denver, Colorado on August 28, 1998. Information about the meeting, the nominees for election as directors of the Company and the other proposals to be considered at such meeting are presented in the Notice of Annual Meeting and the Proxy Statement on the following pages.

     In addition to the formal items of business to be brought before the meeting, there will be a report on our Company's operations during fiscal year 1998, which ended January 31, 1998. This will be followed by a question and answer period.

     Your participation in the Company's affairs is important, regardless of the number of shares you hold. To ensure your representation, even if you cannot attend the meeting, please sign, date and return the enclosed proxy card promptly.

     We look forward to seeing you on August 28, 1998.


                                    Sincerely,


                                    Luc Van Nevel
                                    President and Chief Executive Officer

                            NOTICE OF ANNUAL MEETING

                                 August 4, 1998



The Annual Meeting of Stockholders of Samsonite Corporation will be held in the Embassy Suites Hotel, 4444 North Havana Street, in Denver, Colorado on August 28, 1998, at 10:00 A.M. local time for the following purposes:

     1. To elect four Class III directors for a term of three years and until their successors are elected and qualified;

     2. To approve and ratify the appointment of KPMG Peat Marwick LLP as independent auditors for fiscal 1999; and

     3. To approve the Samsonite Corporation FY 1999 Stock Option and Incentive Award Plan; and

     4. To transact such other business as properly may come before the meeting.


Stockholders of record at the close of business on August 4, 1998, are entitled to receive notice of, and to vote at, the meeting. A list of stockholders entitled to vote will be kept at the office of Corporate Secretary, Samsonite Corporation, 11200 East 45th Avenue, Denver, Colorado 80239, for a period of ten days prior to the meeting.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Thomas R. Sandler
                                    Secretary

Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado  80239
August 4,  1998

                               TABLE OF CONTENTS
                                                                                  PAGE
                                                                                  ----

GENERAL INFORMATION............................................................... 1
VOTING OF PROXIES................................................................. 1
ATTENDANCE AT ANNUAL MEETING...................................................... 2
SHAREHOLDER PROPOSALS............................................................. 2
     PROPOSAL 1. Election of Directors............................................ 2
                 Directors Meetings and Compensation.............................. 3
                 Certain Committees of the Board.................................. 3
                 Compliance with Exchange Act Requirements........................ 4
     PROPOSAL 2. Approval and Ratification of Appointment of Independent Auditors. 4
     PROPOSAL 3. Approval of the Samsonite Corporation FY 1999 Stock Option
                 and Incentive Award Plan......................................... 4
DIRECTORS......................................................................... 7
EXECUTIVE OFFICERS................................................................ 8
EXECUTIVE COMPENSATION............................................................ 8
PERFORMANCE GRAPH.................................................................20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................21
OTHER MATTERS.....................................................................23

                                PROXY STATEMENT


GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Samsonite Corporation ("Samsonite" or the "Company") of proxies to be voted at the Annual Meeting of the Company's stockholders on August 28, 1998. This Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 1998 are being mailed to stockholders on or about August 10, 1998. Business at the Annual Meeting will be conducted in accordance with the procedures determined by the presiding officer and generally will be limited to matters properly brought before the meeting by or at the suggestion of the Board of Directors or by a stockholder pursuant to provisions of the Company's By-laws that require advance notice and disclosure of relevant information.

     The number of voting securities of the Company outstanding on August 4, 1998, the record date for the meeting, was 10,433,756 shares of common stock, par value $.01 per share ("Common Stock"), each share being entitled to cast one vote. Unless otherwise indicated, information presented herein is as of July 31, 1998.


VOTING OF PROXIES

     Since many of the Company's stockholders are unable to attend the Company's Annual Meeting, the Board of Directors solicits proxies to give each stockholder an opportunity to vote on all matters scheduled to come before the meeting and set forth in this Proxy Statement. Stockholders are urged to read carefully the material in this Proxy Statement, specify their choice on each matter by marking the appropriate boxes on the enclosed proxy card and sign, date and return the card in the enclosed envelope.

     By completing and returning the accompanying proxy card, the stockholder authorizes Thomas R. Sandler and Richard H. Wiley, as designated on the face of the proxy card, to vote all shares for the stockholder. All returned proxy cards that are properly executed will be voted as the stockholder directs. If no direction is given, the executed proxy cards will be voted FOR Proposals 1 and 2 described in this Proxy Statement. A proxy card may be revoked by a stockholder at any time before it is voted at the Annual Meeting by giving notice of revocation to the Company in writing, by execution of a later dated proxy card, or by attending and voting at the Annual Meeting.

     The holders of all outstanding shares of Common Stock are entitled to vote in person or by proxy on all matters that may come before the meeting. The holders of shares entitled to cast not less than a majority of the votes must be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business; all shares present in person or represented by proxy are counted for quorum purposes.

     Directors are elected by a plurality of the votes of the shares present or represented at the meeting and entitled to vote. Under applicable Delaware law, in tabulating the vote for the election of directors, broker non-votes and directions to withhold will be disregarded and will have no affect on the outcome of the vote.

     The vote required with respect to each of the other matters to be presented at the Annual Meeting, as well as the effect of abstentions and broker non-votes, is set forth in connection with the description of each such matter set forth herein.

ATTENDANCE AT ANNUAL MEETING

     To ensure the availability of adequate space for the Company's stockholders wishing to attend the meeting, priority seating will be given to stockholders of record, beneficial owners of the Company's stock having evidence of such ownership, or their authorized representatives, and invited guests of management. In addition, a stockholder may bring a guest. Those unable to attend may request from the Secretary a copy of the report of the proceedings of the meeting.

SHAREHOLDER PROPOSALS

     Other than the matters to be presented by the Company as set forth in the Notice of Annual Meeting, the Company knows of no other matters that properly may be presented at the meeting. Proposals and suggestions received from stockholders are given careful consideration. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 1999 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act 1934, as amended (the "Exchange Act") if they are received by the Company on or before January 31, 1999. Any proposal should be directed to the attention of the Corporate Secretary, Samsonite Corporation, 11200 East 45th Avenue, Denver, Colorado 80239. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by the Company on or prior to the June 4, 1999 and in order for a proposal to be timely under the Company's Bylaws it must be received on or prior to June 4, 1999, but no earlier than May 5, 1999.


PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors is classified into three classes serving staggered three-year terms. The terms of four directors expire in 1998.

     Each nominee will be elected to serve a term of three years expiring in 2001 (Class III), until a successor is elected and qualified.

     Information concerning the nominees for election as directors is presented below. Each nominee has consented to serve as a director if elected. Should any nominee become unable to accept nomination or election, it is intended that the enclosed proxy card will be voted for the election of a nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

     The ages of directors listed below are as of July 31, 1998.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

     Bernard Attal.  Age 34.   Mr Attal has been a director of the Company since
March 28, 1996, when the Board of Directors elected him to the Board. Mr. Attal is a Director of Heights Advisors, which acts as a financial advisor and a representative for certain European institutional investors with respect to their investments in the United States. From 1992 to 1995, Mr. Attal was a Vice President at Credit Lyonnais Securities. Prior to 1992, Mr. Attal was Chief Financial Officer of Altus Patrimoine & Gestion, a money management firm. Mr. Attal is a director of New California Life Holdings, Inc. and the Florsheim Group, Inc.

     Leon D. Black.  Age 47.   Mr. Black has been a director of the Company
since 1993. Mr. Black is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investments, and of Apollo Real Estate Advisors, L.P., which serves as managing general partner of the Apollo Real Estate Investment Funds, private real estate oriented investment funds. Mr. Black is a director of Converse, Inc., Vail Resorts, Inc., Telemundo Group, Inc., and Sequa Industries, Inc.

     Richard R. Nicolosi.  Age 50.   Mr. Nicolosi has been Chairman of the Board
of Directors of the Company since May 15, 1996. He served as President and Chief Executive Officer from May 15, 1996 to May 15, 1998. From 1994 to 1996, Mr. Nicolosi was Senior Vice President of Scott Paper Company. From 1992 to 1994, Mr. Nicolosi was President of Nicolosi & Associates, a privately owned business consulting firm. From 1969 to 1992, Mr. Nicolosi was employed by Procter & Gamble in various positions, the latest being President, Pulp and Paper Sector, Corporate Group Vice President, as well as a member of the Executive Committee. He is a member of the Advisory Board of Directors of Domino's Pizza, Inc.

     Luc Van Nevel.  Age 51.   Mr. Van Nevel was elected as President of the
Company in February 1998 and became Chief Executive Officer and a Director in May 1998. Prior to that time, Mr. Van Nevel held various positions including Chief Operating Officer (since September 1997) and President of Samsonite Europe N.V. (since 1989). Since 1984, he has held the additional position of Managing Director of Samsonite Europe N.V. He joined Samsonite Europe N.V. in 1975 as Manager, Financial Planning and progressed to the position of Controller before being promoted to President of Samsonite Europe in 1989. Mr. Van Nevel worked in audit positions with Touche Ross & Co. in Europe for five years before joining Samsonite.

DIRECTORS MEETINGS AND COMPENSATION

     During the Company's fiscal year 1998 (the year ended January 31, 1998), the Board of Directors met eight times. Each director attended 75% or more of the meetings of the Board of Directors and each committee of the Board on which he served, except for Mr. Ammon who attended 25% of the Board meetings and 33% of the meetings of committees on which he served. Mr. Rowan attended 67% of the meetings of the Audit Committee.

     Each member of the Board of Directors of the Company, other than a director employed by the Company, is entitled to receive a fee of $25,000 per annum for serving on the Board of Directors. In fiscal 1997, the Company adopted the 1996 Directors' Stock Plan whereby Board members may elect to receive a portion of their fees in the Company's Common Stock rather than cash. During fiscal 1998, based on the elections of the directors, approximately 88% of the aggregate directors fees were paid solely in Company shares. In addition, directors are reimbursed for all reasonable travel and other expenses of attending meetings of the Board or a committee thereof.

CERTAIN COMMITTEES OF THE BOARD

     The Board of Directors has standing Audit, Executive, and Compensation Committees. The Board of Directors does not have a standing Nominating Committee.

     AUDIT.   During fiscal 1998, the members of the Audit Committee were R.
Theodore Ammon, Richard R. Nicolosi, Mark H. Rachesky and Marc J. Rowan. The Audit Committee met three times during fiscal 1998.

     The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee is authorized (i) to make recommendations to the Board of Directors regarding the engagement of the Company's independent auditors, (ii) to review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management's response thereto and the scope of any non-audit services that may be performed by the independent auditors, (iii) to review the Company's policies and procedures with respect to internal accounting and financial controls and (iv) to review any changes in accounting policy.

     EXECUTIVE. During fiscal year 1998, the members of the Executive Committee were Robert H. Falk, Richard R. Nicolosi, and Marc J. Rowan. The Executive Committee met twice and acted by unanimous consent nine times during fiscal 1998.

     The Executive Committee has responsibility for the approval of corporate governance matters requiring action by the Board of Directors.

     COMPENSATION. The Compensation Committee met one time during fiscal 1998 and acted by unanimous written consent five times. The members of the Compensation Committee during fiscal 1998 were R. Theodore Ammon, Robert H. Falk and Marc J. Rowan.

     The Compensation Committee is authorized and directed to review and approve the compensation and benefits of the executive officers, to review and approve the annual salary plans, to review management organization and development, to review and advise management regarding the benefits, including bonuses, and other terms and conditions of employment of other employees, to administer any stock option plans that may be adopted and the granting of options under such plans, and to review and recommend for the approval of the Board the compensation of directors.

     The Compensation Committee Report begins on page 8.

COMPLIANCE WITH EXCHANGE ACT REQUIREMENTS

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("principal stockholders") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and principal stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during fiscal 1998, all section 16(a) requirements applicable to officers, directors and principal stockholders were complied with, except that the Form 5 with respect to annual changes in ownership of equity securities with respect a purchase of 135 shares of common stock by Mr. Solarz was filed late.

PROPOSAL 2.    APPROVAL AND RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors desires to obtain from the Company's stockholders an indication of their approval or disapproval of the Board's action in appointing KPMG Peat Marwick LLP as independent auditors of the Company and its subsidiaries for the Company's fiscal year 1999 (year ending January 31, 1999).

     The Board of Directors reviewed the performance of KPMG Peat Marwick LLP in prior years as well as the firm's reputation for integrity and competence in the fields of accounting and auditing, and the status of litigation involving the firm. Based on such review, the Board of Directors approved the appointment of KPMG Peat Marwick LLP as independent auditors.

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make such statements as they may desire. They will also be available to respond to any questions from stockholders.

     The affirmative vote of a majority of the votes cast with respect to Proposal 2 is required for its approval. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PROPOSED AT THE MEETING:

     "RESOLVED, that the appointment, by the Board of Directors of the Company, of KPMG Peat Marwick LLP as independent auditors of the Company and its subsidiary companies, for the fiscal year 1999, be and hereby is approved and ratified."

     In the event the resolution is defeated, the adverse vote will be considered a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty and cost of making any substitution of auditors, it is contemplated that the appointment for the fiscal year 1999 will be permitted to stand unless the Board finds other good reasons for such a change.

PROPOSAL 3. A PROPOSAL TO APPROVE THE SAMSONITE CORPORATION FY 1999 STOCK OPTION AND INCENTIVE AWARD PLAN

     Effective July 31, 1998, the Board adopted, subject to stockholder approval, the Samsonite Corporation FY 1999 Stock Option and Incentive Award Plan (the "Stock Option Plan"). The Stock Option Plan is being submitted to the stockholders for approval at the meeting so that the Stock Option Plan may comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to adopt this Proposal. In accordance with Delaware law, in determining whether the Proposal has received the requisite number of affirmative votes, abstentions will be counted as being present and will have the same effect as a vote against the Proposal. Broker non-votes will not be counted as present and entitled to vote and, accordingly, will not affect the vote on this Proposal.

     The following description of the Stock Option Plan is not intended to be complete and is qualified in its entirety by the complete text of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

DESCRIPTION OF THE PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

     The purpose of the Stock Option Plan is to benefit the stockholders of the Company by enabling the Company to attract and retain the services of the most highly qualified professional and managerial employees and other persons rendering services to the Company, which the Board considers essential to the long-range success of the Company, by providing long-term incentives linked to interests of the stockholders of the Company. The Stock Option Plan provides for an initial authorization of 750,000 shares of Common Stock for issuance thereunder.

     The Stock Option Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee consists of two or more persons, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" as defined in
Section 162 (m) of the Code. Subject to the terms of the Stock Option Plan, the Committee has full authority to determine, among other things, the persons to whom awards under the Stock Option Plan ("Awards") will be made, the number of shares of Common Stock subject to Awards, and the specific terms and conditions applicable to Awards, including, but not limited to, the duration, vesting and exercise or other realization periods, performance criteria, if any, the circumstances for forfeiture and the form and timing of payment with respect to any Award.

     Performance criteria are predetermined by the Committee and are based on one or more of the following criteria (I) pre-tax income or after-tax income,
(ii) operating profit, (iii) return on equity, assets, capital or investment,
(iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Common Stock price appreciation and (viii) implementation or completion of critical projects of processes.

     Where applicable, the performance criteria may be expressed in terms of attaining a specific level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Performance criteria may include threshold levels of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance criteria shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the performance criteria in recognition of unusual or nonrecurring events affecting the Company or any subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

      Grants of a variety of Awards, including stock options, stock appreciation rights, restricted stock and restricted stock units may be made under the Stock Option Plan to selected employees, independent contractors and directors of the Company and its present or future subsidiaries, at the discretion of the Committee. Stock options may be either "incentive stock options," as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. The exercise price of a nonqualified stock option may be at or below the fair market value per share of Common Stock on the date of grant; generally, the exercise price of an incentive stock option may not be less than the fair market value per share of Common Stock on the date of grant. The stock options will become exercisable in accordance with a schedule established at the time of grant. The Committee will determine each stock option's expiration date; provided that no incentive stock option may be exercised more than ten years after the date of grant. The Stock Option Plan provides that the exercise price for stock options granted thereunder may, as determined by the Committee, be payable in cash, shares of Common Stock, a combination of cash and Common Stock or by such other payment method as the Committee may prescribe.

     In addition to the foregoing Awards, the Committee may, in its sole discretion, grant such other forms of stock-based and cash-based Awards as it may determine to be consistent with the purpose of the Stock Option Plan. Inasmuch as Awards under the Stock Option Plan will be granted at the sole discretion of the Committee and that performance criteria may vary from year to year and participant to participant, benefits under the Stock Option Plan are not determinable.

     The Stock Option Plan may, at any time and from time to time, be altered, amended, suspended, or terminated by the Board of Directors, in whole or in part; provided that no amendment that requires stockholder approval in order for the Stock Option Plan to continue to comply with Section 162 (m) of the Code or any applicable listing requirement shall be effective unless such amendment has been approved by the Company's stockholders. In addition, no amendment may be made that adversely affects any of the rights of a grantee under any Award theretofore granted, without such grantee's consent.

     In any year, no Stock Option Plan participant may be granted awards with respect to more than one-third of the shares of Common Stock reserved for issuance under the Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of certain United States federal income tax consequences under current federal income tax laws relating to an Award under the Stock Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     NONQUALIFIED STOCK OPTIONS ("NQSO"). An optionee will not recognize any taxable income upon the grant of an NQSO. The Company will not be entitled to tax deduction with respect to the grant of NQSO's.

     Upon exercise of an NQSO, the excess of the fair market value of the Common Stock on the exercise date over the exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at that time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

     In the event of a sale or other disposition of Common Stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock (which begins upon such exercise) is more than one year.

     INCENTIVE STOCK OPTIONS ("ISO"). An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income, and a corresponding tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company (or certain subsidiaries of the Company) or within 3 months after termination of employment) or if the optionee engages in a "disqualifying disposition" as described below. The excess of the fair market value, on the date of the exercise of an ISO, of the Common Stock acquired pursuant to and over the exercise price constitutes an item of tax preference for purposes of the federal alternative minimum tax.

     A sale or exchange by an optionee of Common Stock acquired upon the exercise of an ISO more than one year after the transfer of such Common Stock to such optionee and more than two years after the date of grant of the ISO generally will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the Common Stock to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such Common Stock that will have the following results: any excess of (i) the lesser of (a) the fair market value of the Common Stock at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the Common Stock over (ii) the exercise price of such ISO will be taxable as compensation income to the optionee, and the Company will be entitled to a tax deduction in the amount of such compensation income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

DIRECTORS

     Information regarding the four persons who are nominated for election is provided under PROPOSAL 1 included elsewhere herein. The following directors are serving terms expiring in future years and are not up for election at the 1998 Annual Meeting. The terms of directors Robert L. Rosen, Marc J. Rowan, and Stephen J. Solarz expire in 1999. The terms of directors R. Theodore Ammon, Robert H. Falk, and Mark H. Rachesky expire in 2000.

     R. Theodore Ammon.  Age 48.    Mr. Ammon has been Chairman of the Board of
Big Flower Holdings, Inc. since 1993. Mr. Ammon was a General Partner of Kohlberg Kravis Roberts & Co. (a New York and San Francisco-based investment firm) from 1990 to 1992, and an executive of such firm prior to 1990. Mr. Ammon is also a member of the Board of Directors of Host Marriott Corporation. In addition, Mr. Ammon serves on the Board of Directors of the New York YMCA, Jazz at Lincoln Center, the Institute of International Education, and on the Board of Trustees of Bucknell University.

     Robert H. Falk. Age 60. Mr. Falk has been an officer since April 1992 of Apollo Capital Management, Inc. and Lion Capital Management, Inc., which respectively act as general partners of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Falk is a limited partner of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and a limited partner of Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investments. Prior to 1992, Mr. Falk was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Falk is a director of Converse, Inc., the Florsheim Group, Inc. and Salant Corporation.

     Mark H. Rachesky, M.D.  Age 39.   Dr. Rachesky has been a director of the
Company since 1993. Dr. Rachesky is the founder of MHR Capital Partners LP and MHR Institutional Partners, LP, investment funds which invest in distressed securities. Dr. Rachesky is the principal owner and investment manager of the general partner and investment manager of these limited partnerships. Dr. Rachesky has served as a director of Cadus Pharmaceutical Corporation since September 1993.

     Robert L. Rosen. Age 51. Mr. Rosen is Chief Executive Officer of RLR Partners, LLC, a private investment partnership founded in April 1987. Mr. Rosen is a director of the Municipal Advantage Fund, Inc., Municipal Partners Fund, Inc., Municipal Partners Fund II, Inc., the Spring Mountain Group, Dialysis Centers of America, Jewish Television Network, AFP Imaging Corp., Paragon Health Networks and WMC Finance Co.

     Marc J. Rowan. Age 35. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P., Apollo Investment Fund III, L.P. and Apollo Investment Fund IV, L.P., private securities investment funds, and of Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investment. Mr. Rowan is also a director of Vail Resorts, Inc., the owner and operator of the Vail, Beaver Creek, Keystone and Breckenridge ski areas; MTL, Inc., a national tank truck/carrier company; and NRT Incorporated, a leading national real estate brokerage company. Mr. Rowan is also a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the board of directors of National Jewish Outreach Program and the Undergraduate Executive Board of The Wharton School.

     Stephen J. Solarz.  Age 57.   Mr. Solarz was elected, in 1974, to the House
of Representatives from Brooklyn's 13th Congressional District and was re-elected eight times. In the House he served on four committees: Foreign Affairs, Merchant Marine and Fisheries, Intelligence, and the Joint Economic Committee. Mr. Solarz ranked second in seniority on the House Foreign Affairs Committee, where he chaired the Subcommittee on Asian and Pacific Affairs.
Since his departure from the House, Mr. Solarz has been: Senior Counselor at APCO Associates, an international public affairs firm; President of Solarz and Associates, a global consulting firm; Chairman of the Central Asian American Enterprise

Fund; Vice Chairman of the International Crisis Group; a Distinguished Fellow at the Carnegie Endowment for International Peace; Professor of International Affairs at George Washington University; a Member of the Board of Directors of the Brandeis University Board of Trustees as well as the National Endowment for Democracy and National Democratic Institute; and a member of the Council on Foreign Relations and the International Rescue Committee. Mr. Solarz is a director of First Philippine Fund and IRI International.

EXECUTIVE OFFICERS

     Executive officers of the Company are elected by and serve at the discretion of the Board of Directors. Set forth below is certain information regarding each named executive officer as of July 31, 1998, except Mr. Nicolosi and Mr. Van Nevel who are also Directors. For information regarding Mr. Nicolosi and Mr. Van Nevel, see "Proposal 1. Election of Directors." Ages given are as of July 31, 1998.

     Thomas R. Sandler. Age 51. Mr. Sandler was appointed President of the Americas division of Samsonite effective March 1998. Prior to that Mr. Sandler was the Chief Financial Officer and Treasurer of Samsonite since May 1, 1995. Mr. Sandler also serves as the Secretary. Prior to joining Samsonite, Mr. Sandler was the managing partner of the Denver office of BDO Seidman, an international public accounting firm, since July 1, 1994. Prior to joining BDO Seidman, Mr. Sandler was an audit and consulting partner in the international public accounting firm of KPMG Peat Marwick LLP, specializing in corporate restructurings.

     Karlheinz Tretter.  Age 55.   Mr. Tretter was appointed President of
Samsonite Europe on October 16, 1997 and additionally as President of Samsonite Asia on February 15, 1998. Prior to that Mr. Tretter was Vice President and Managing Director of Samsonite Europe since May 1994. From 1990 until 1994, Mr. Tretter has served as Vice President of Marketing and/or Sales for Samsonite Europe.

     D. Michael Clayton.  Age 49.   Mr. Clayton has been General Counsel of
Samsonite since 1985 and Vice President - Legal since 1989. Mr. Clayton joined Samsonite in 1974.

     Richard H. Wiley. Age 41. Mr. Wiley has been Chief Financial Officer and Treasurer of Samsonite since March 1998. Prior to that Mr. Wiley was Chief Financial Officer of the Americas division of Samsonite and Assistant Treasurer since May 15, 1995. Prior to joining Samsonite, Mr. Wiley was an audit and consulting senior manager with BDO Seidman, an international public accounting firm, since July 1994. Prior to that, Mr. Wiley was with KPMG Peat Marwick LLP since 1982, working in the audit and consulting areas.

     Carlo Zezza. Age 62. Mr. Zezza has been Senior Vice President of Samsonite since 1990, with responsibility for new products and licensing. Mr. Zezza joined the Company in 1971 from the J. Walter Thompson advertising agency, where he was Vice President serving Samsonite and other accounts. From 1976 to 1983, Mr. Zezza was President, Samsonite Europe, and in 1984 was responsible for Samsonite USA marketing and operations. From 1985 to 1990, Mr. Zezza was President, Delsey USA, a competitor luggage business in the United States.

EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1993, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and the Performance Graph shall not be incorporated by reference into any such filing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Company (the "Committee") reviews and approves the salaries and bonuses of the executive officers of the Company as well as all grants of options to purchase shares of Common Stock and other equity-based compensation awards.

          Objectives.

     The Committee's primary objectives are to retain the best qualified people and to insure that they are properly motivated to have the Company prosper over the long term. In furtherance of the foregoing, the Committee, in establishing the components and levels of compensation for its executive officers, seeks (i) to enable the Company to attract and retain highly qualified executives and (ii) to provide financial incentives in the form of cash bonuses and equity compensation in order to align the interests of executive officers more closely with those of the stockholders of the Company and to motivate such executives to increase stockholder value by improving corporate performance and profitability.

          Employment Agreements.

     The Company has entered into employment agreements with certain of its executive officers, including certain of the named executive officers listed in the Summary Compensation Table on page 11. The Committee has considered the advisability of using employment agreements and has determined that the use of employment agreements is in the best interest of the Company because it facilitates (consistent with the Committee's overall objectives) the Company's ability to attract and retain the services of the most highly qualified executive officers. Each such employment agreement separately reflects the terms that the Committee felt were appropriate and/or necessary to retain the services of the particular executive.

          Components of Executive Compensation.

     There are two components of the Company's executive compensation program:

     .    Cash compensation.
     .    Equity compensation.

          Cash Compensation.

     Cash compensation is comprised of base salary and annual cash incentive bonuses. Since, as noted above, certain of the named executive officers of the Company were party to employment agreements with the Company effective during the past fiscal year, their respective cash compensation levels were subject to the provisions of such employment agreements. The Committee subjectively arrived at appropriate base salary compensation levels in the process of negotiating such agreements.

     The Company offers each of its executive officers an opportunity to earn additional cash compensation in the form of annual bonuses that are awarded if the Company attains specified performance goals or if the officer satisfactorily completes certain annual projects approved by the Committee. The Committee believes that making a significant portion of executive officer compensation subject to the Company attaining specified performance goals or the successful completion of specified projects motivates the executive officers to increase their individual efforts on behalf of the Company. The Committee also believes that it is appropriate that the Company's executive officers receive lower compensation when the Company does not attain its specified performance goals and higher compensation when the Company attains such goals.

     Annual bonus amounts for the named executive officers were determined pursuant to terms provided in their respective employment agreements and, as noted above, were conditioned on the Company's attainment of specified performance goals or the officer's satisfactory completion of certain annual projects approved by the Committee.

          Equity Compensation.

     Equity compensation is comprised of stock options, restricted stock awards, and stock bonus awards. Stock option grants reflect the Committee's desire to provide a meaningful equity incentive for the executive to have the Company prosper over the long term. The Committee expects options to continue as a significant component of the executive compensation arrangements of the Company in the future. In that connection, options to purchase 895,837 shares have been granted in prior fiscal years to certain executive officers of the Company as described elsewhere herein, and options to purchase 213,953 shares were granted to other officers and key employees of the Company and its subsidiaries in fiscal 1998. At January 31, 1998, options to purchase 2,565,050 shares by all executives and other employees were outstanding. As a result of the recent self-tender offer whereby the Company purchased 10,500,000 shares of Common Stock, the Company has determined to allow holders of options to either (i) accept a $12.50 reduction of the option exercise prices or (ii) voluntarily surrender such options to the Company and in exchange receive new options to purchase a reduced number of shares of Common Stock (which reflects the number of shares outstanding after the tender offer) at exercise prices equal to the post self-tender offer trading price, with the same proportional vesting schedule as the options surrendered. The Company expects this will result in a reduction of the number of options outstanding.

     On July 15, 1998, the Committee approved a new stock option program, called the "FY 1999 Stock Award Program", intended to create long term incentives for key employees of the Company. The program recognizes, among other things, the changes in the Company's capitalization resulting from the recently completed self-tender offer and the realignment of certain management responsibilities.
On July 15, 1998, options to purchase an aggregate of 218,000 shares were awarded to employees of the Company pursuant to the Company's FY 1999 Stock Award Program. The options were granted from shares reserved under the Company's 1995 Stock Option and Incentive Award Plan. 20% of the options vest and become exercisable on the date of the grant and an additional 20% of the options vest and become exercisable on the first, second, third and fourth anniversaries of the date of grant.

          Chief Executive Officer Compensation

     In fiscal 1998, the compensation of Mr. Nicolosi was determined pursuant to the Nicolosi Agreement described in "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

     In fiscal 1998, the Compensation Committee of the Board of Directors consisted of:

                         R. Theodore Ammon
                         Robert H. Falk
                         Marc J. Rowan

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid or awarded to the Chief Executive Officer ("CEO") of the Company, and the other four most highly compensated executive officers of the Company during the last fiscal year (collectively, the "Named Executives") for services rendered in all capacities for the last three fiscal years.

                                              Annual Compensation                   Long-Term Compensation
                                                                                            Awards
                               ---------------------------------------------        ----------------------
                                                                     Other        Restricted
                                                                    Annual           Stock          Securities           All Other
                                           Salary      Bonus     Compensation       Awards          Underlying        Compensation
Name/Principal Position          Year(a)     ($)        ($)           ($)             ($)       Options/SARs (#)(i)       ($)(j)
-------------------------------  -------  ---------  ---------  ---------------  -------------  -------------------  --------------

Richard R. Nicolosi(b).........  1998     $600,000   $     --   $150,000(f)              --                  --      $        7,318
 Chairman of the Board           1997      425,000    500,000   112,500(f)       1,095,000(g)           425,532             109,034
                                 1996           --         --                            --                  --                  --

Thomas J. Leonard(c)...........  1998      250,000         --             --             --                  --               7,318
 President, Samsonite - the      1997      250,000    187,500             --     709,724(h)              98,619               6,316
 Americas                        1996      250,000    125,000                            --                  --               7,260

Luc Van Nevel(d)...............  1998      252,313    125,000             --             --                  --              96,726
 President and Chief Executive   1997      290,980    275,000             --     709,724(h)              98,619             102,704
 Officer                         1996      306,331    153,165                            --                  --              31,001

Thomas R. Sandler(c)...........  1998      200,000    192,000             --             --                  --               7,058
 President, Samsonite -          1997      200,000    220,000             --     709,724(h)              98,619               5,968
 the Americas                    1996      150,000    100,000                            --                  --               6,156

Karlheinz Tretter(e)...........  1998      168,023    120,000             --             --                  --              15,757
 President, Samsonite            1997      192,667     69,710             --             --              89,448              18,062
 Europe and Asia                 1996      202,097     79,907             --             --                  --               8,020

-----------------------

(a) Fiscal year ending January 31.

(b) Mr. Nicolosi served as Chief Executive Officer during fiscal 1998 and until May 15, 1998 when he was succeeded by Mr. Van Nevel as Chief Executive Officer.

(c) Effective February 1, 1998, Mr. Leonard left the Company's employ. Mr. Sandler became President, Samsonite -the Americas in March 1998. Prior to March 1998, Mr. Sandler served as the Company's Chief Financial Officer.

(d) A portion of Mr. Van Nevel's cash compensation is paid in Belgian francs. His salary, bonuses, and all other compensation amounts, to the extent denominated in Belgian francs ("BF"), have been translated to U.S. dollars at rates of BF35.67, BF30.93, and BF29.38 to the U.S. dollar for the years ended January 31, 1998, 1997, and 1996, respectively. Mr. Van Nevel was president of Samsonite Europe until September 25, 1997 when he was appointed Chief Operating Officer. Mr. Van Nevel was appointed President and Chief Executive officer effective February 1, 1998.

(e) Mr. Tretter's cash compensation is paid in Deutschemarks (DM). His salary, bonuses, and all other compensation amounts, to the extent denominated in DM, have been translated to U.S. dollars at rates of DM1.72, DM1.50, and DM1.43 to the U.S. dollar for the years ended January 31, 1998, 1997, and 1996, respectively.

(f) Consists of amounts paid during the year for a housing allowance at the rate of $12,500 per month.

(g) The Company issued 60,000 shares of restricted stock to Mr. Nicolosi on May 15, 1996 pursuant to the terms of his employment agreement (see "Employment Contracts and Termination of Employment and Change-in-Control Arrangements"). The market value of the restricted stock at May 15, 1996 was $18.25 per share. The aggregate market value at January 31, 1998 of the restricted stock was $1,905,000. Mr. Nicolosi became fully vested in the shares effective May 15, 1998.

(h) Effective as of May 15, 1996, the Company entered into agreements with Messrs. Leonard, Van Nevel, and Sandler that provide for stock bonuses to each of them of 38,889 shares of common stock. The market value of the stock at May 15, 1996 was $18.25 per share. At January 31, 1998, the aggregate market value of the stock award for each of Messrs. Leonard, Van Nevel, and Sandler was $1,234,726. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" for vesting provisions with respect to the stock bonus shares.

(i) As a result of the recent self-tender offer whereby the Company purchased 10,500,000 shares of Common Stock, the Company has determined to allow holders of options to either (i) accept a $12.50 reduction of their option exercise prices or (ii) voluntarily surrender such options to the Company and in exchange receive new options to purchase a reduced number of shares of Common Stock (which reflects the number of shares outstanding after the tender offer) at exercise prices equal to the post tender offer trading price, with the same proportion vesting schedule as the options surrendered.

(j) Represents the following amounts paid by the Company for the benefit of each of the Named Executives:

                                                                                                      Life
                                                                            Company                 insurance
                                                                        contribution to            premium and
Name                                                    Year(i)           401(k) Plan            excess medical
----                                                    ------            -----------            --------------
Mr. Nicolosi.......................................        1998                $4,750                    $2,568
Mr. Leonard........................................        1998                 4,750                     2,568
Mr. Van Nevel(ii)..................................        1998                    --                        --
Mr. Sandler........................................        1998                 4,750                     2,308
Mr. Tretter(ii)....................................        1998                    --                        --

(i)    Fiscal year ending January 31.
(ii) Mr. Van Nevel and Mr. Tretter participate in an employee benefit arrangement available to employees of the Company located in Belgium and Germany, respectively, which combines retirement and life insurance benefits based on salary. An amount is contributed by the Company on behalf of such employees in order to purchase insurance contracts that contain both a life insurance and retirement pension provision. In fiscal 1998, $96,726 and $15,757 was contributed on behalf of Mr. Van Nevel and Mr. Tretter, respectively.

No grants of stock options or freestanding SARs were made during fiscal 1998 to Named Executives.

  The following table discloses, for the Named Executives, information regarding stock options that were held at January 31, 1998.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                  Number of Securities         Value of Unexercised
                                                Underlying Options/SARs     in-the-money Options/SARs
                 Shares Acquired     Value      at Fiscal Year-End (#)        at Fiscal Year End ($)
Name             on Exercise (#)   Realized $  Exercisable/ Unexercisable  Exercisable/Unexercisable(a)
----             ----------------  ----------  --------------------------  ----------------------------
Mr. Nicolosi                  --           --              93,085/332,447           1,257,000/4,488,000
Mr. Leonard                   --           --               59,171/39,448             1,235,000/823,000
Mr. Van Nevel                 --           --               59,171/39,448             1,235,000/823,000
Mr. Sandler                   --           --               60,814/37,805               838,000/558,000
Mr. Tretter                   --           --               57,002/32,446               494,000/329,000

(a) Total value of options based on fair market value of common stock of $31.75 as of January 31, 1998. There were no awards under long-term incentive plans to any Named Executives in fiscal 1998.

PENSION PLAN TABLE

     The U.S. executives are participants in the Samsonite Retirement Income Plan (the "Samsonite Pension Plan") and the Supplementary Executive Retirement Plan (the "SERP"). The Samsonite Pension Plan is a qualified defined benefit plan which provides benefits to the participants retiring at normal retirement age calculated based on years of service and average compensation (as defined by the pension plan), net of offsets for Social Security benefits. The SERP, which is a nonqualified unfunded plan, was adopted on December 1, 1995 and provides to eligible executives retirement benefits on compensation and benefits in excess of Internal Revenue Code maximums for qualified plans.

     The following table shows the estimated hypothetical annual benefits payable pursuant to the Samsonite Pension Plan and the SERP to persons retiring at their normal retirement age in 1997 in specified eligible compensation and years of service classifications.

                               Years of Service
              -------------------------------------------------
Remuneration         15        20        25        30        35
--------------  -------  --------  --------  --------  --------
 $125,000       $24,499  $ 32,665  $ 40,832  $ 48,998  $ 57,567
  150,000        30,124    40,165    50,207    60,248    70,692
  175,000        35,749    47,665    59,582    71,498    83,817
  200,000        41,374    55,165    68,957    82,748    96,942
  225,000        46,999    62,665    78,332    93,998   110,067
  250,000        52,624    70,165    87,707   105,248   123,192
  300,000        63,874    85,165   106,457   127,748   149,442
  400,000        75,124   100,165   125,207   150,248   175,692
  450,000        75,124   100,165   125,207   150,248   175,692
  500,000        75,124   100,165   125,207   150,248   175,692
  550,000        75,124   100,165   125,207   150,248   175,692
  600,000        75,124   100,165   125,207   150,248   175,692

     Compensation covered by the above Plans is total cash compensation paid, including any amount contributed under a Section 401(k) plan. The benefits shown above are payable on a life annuity basis and are not subject to any offset amounts.

     Mr. Nicolosi, Mr. Leonard, Mr. Sandler and Mr. Zezza have accrued 1, 13, 2 and 26 year(s), respectively, of service credit under the Samsonite Pension Plan and 0, 13, 2 and 21 years under the SERP.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Richard R. Nicolosi. The Company entered into an employment agreement, effective as of May 15, 1996, with Richard R. Nicolosi (the "Nicolosi Agreement"), pursuant to which Mr. Nicolosi served as President and Chief Executive Officer of the Company. The Nicolosi Agreement was for a two-year term and expired on May 15, 1998.

     The Nicolosi Agreement provided Mr. Nicolosi with, among other things, an annual base salary of $600,000 and an opportunity to receive an annual incentive bonus of up to $500,000 (80% of which was guaranteed for the first year) if the Company attained certain performance goals and Mr. Nicolosi completed certain annual projects prescribed by the Board. In connection with the Nicolosi Agreement, the Company granted Mr. Nicolosi options to purchase 425,532 shares of Common Stock at an exercise price of $18.25 per share (subject to adjustment for the self-tender offer as described under Equity Compensation on page 9) which are fully vested.

     Also, in connection with the performance by Mr. Nicolosi of services pursuant to the Nicolosi Agreement, the Company issued Mr. Nicolosi 60,000 shares of restricted Common Stock (the "Restricted Shares"). The Restricted Shares vested on May 15, 1998.

     Pursuant to a May 16, 1996 stock purchase agreement with Mr. Nicolosi, the Company sold and issued to Mr. Nicolosi 55,000 shares of Common Stock at a purchase price of $18.25 per share (the market price at the date of the sale), for an aggregate purchase price of $1,003,750.

     The Nicolosi Agreement provided Mr. Nicolosi with participation in certain employee benefit plans and arrangements on the same basis as other executive officers of the Company. The Nicolosi Agreement provided for a one-time relocation allowance of $100,000 and a housing allowance at the rate of $12,500 per month.

     The Nicolosi Agreement provides that during Mr. Nicolosi's employment with the Company and for a period of two years thereafter, Mr. Nicolosi will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment. The Nicolosi Agreement also limits the amount of additional shares of Common Stock that Mr. Nicolosi can purchase without the consent of the Board of Directors of the Company, and it restricts him from becoming involved in proxy contests or takeover proposals and certain similar activities with respect to the Company, except on behalf of the Company.

     Thomas J. Leonard. The Company entered into an employment agreement (the "Leonard Agreement") with Mr. Leonard, effective as of April 18, 1995. Effective February 1, 1998, Mr. Leonard left the employ of the Company.

     The Leonard Agreement provided for an annual salary of $250,000, adjusted annually for Consumer Price Index increases, and an annual incentive bonus of up to $300,000 based on Company performance and Mr. Leonard's completion of certain annual projects prescribed by the Board. The Leonard Agreement provided for the participation of Mr. Leonard in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other executive officers. The Leonard Agreement provided that if the Company terminated Mr. Leonard's employment without Cause, or if Mr. Leonard terminated his employment for Good Reason (each as defined in the Leonard Agreement), then (1) the Company would be required to pay Mr. Leonard an amount equal to the greater of (a) $500,000 or
(b) the product of $41,667 times the lesser of 18 or the number of months remaining in the term of the Leonard Agreement and (2) until Mr. Leonard becomes eligible for coverage under another employer's benefit plans, the Company would allow Mr. Leonard to continue to participate, for the number of months remaining in the term of the Leonard Agreement, in all Company benefit plans, provided such participation is permissible under the general terms and provisions of those plans. The Company paid Mr. Leonard $750,000 upon Mr. Leonard's departure from the Company on February 1, 1998.

     On February 20, 1996, Mr. Leonard was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 98,619 shares of the Company's Common Stock at a price of $10.875 per share, the market price per share of Common Stock at the date of grant. The options became fully exercisable upon Mr. Leonard's termination of employment on February 1, 1998 and were exercised in May 1998.

     Effective as of May 15, 1996, the Company entered into an agreement with Mr. Leonard (the "Leonard Share Bonus Agreement") that provides for a stock bonus of 38,889 shares of Common Stock (the "Bonus Shares"). The Bonus Shares vest and are payable if Mr. Leonard remains continually employed by the Company through the earlier of the third anniversary of the date of the Leonard Share Bonus Agreement and the first anniversary of a Change of Con trol Event (as defined in the Leonard Share Bonus Agreement); provided that if Mr. Leonard's employment is terminated prior to such date (i) by reason of death, (ii) by the Company other than for Cause or Disability, (each as defined in the Leonard Share Bonus Agreement), or (iii) by Mr. Leonard for Good Reason (as defined in the Leonard Share Bonus Agreement), then notwithstanding such termination of employment, the Bonus Shares shall be payable not later than 30 days following such termination. The Company issued the Bonus Shares to Mr. Leonard subsequent to his termination of employment on February 1, 1998.

     Luc Van Nevel. The Company entered into an Executive Management Agreement, effective February 1, 1998 (the "Van Nevel Agreement") with Mr. Van Nevel for a four year term beginning on February 1, 1998. Under the Van Nevel Agreement, Mr. Van Nevel is obligated to devote full time to the affairs of the Company, except to the extent that he is required to provide services to Samsonite Europe N.V. ("Samsonite Europe") and its subsidiaries pursuant to the Consulting Agreement (described below). The Van Nevel Agreement provides for an annual base salary of $175,000 and a living allowance not to exceed $50,000 per year to cover actual expenses incurred to maintain a secondary residence near the Company's headquarters in Denver, Colorado. Mr. Van Nevel is entitled to receive an incentive bonus of up to $495,000 if the Company attains certain performance goals and Mr. Van Nevel completes certain annual projects prescribed by the Board. The Van Nevel Agreement provides for an additional bonus of $400,000 payable on January 31, 1999, or such earlier date as the Company terminates the assignment of Goldman, Sachs & Co. in connection with the possible sale of the Company. This bonus was paid in June 1998. The Van Nevel Agreement provides that upon termination by the Company without Cause or by Mr. Van Nevel for Good Reason (each as defined in the Van Nevel Agreement), the Company is required to pay Mr. Van Nevel severance compensation of $500,000. The Van Nevel Agreement provides that during Mr. Van Nevel's employment with the Company and for a period of one year thereafter (unless such employment is terminated by the Company without Cause or by the Executive with Good Reason), he shall not engage in any business activity that is in substantial competition with any of the businesses engaged in by the Company in any of the geographic areas in which business is conducted by the Company during the twelve months preceding the termination of employment.

     On February 1, 1998, Samsonite Europe entered into an Amended and Restated Consulting Agreement (the "Consulting Agreement") with Mr. Van Nevel, which amends and restates a consulting agreement effective January 1, 1990 and amended and restated as of January 1992. Under the Consulting Agreement, Mr. Van Nevel is required to provide consulting services to Samsonite Europe and certain of its subsidiaries. The Consulting Agreement provides for an annual consulting fee of BF9,000,000 (US $283,000 at February 1, 1998). The Consulting Agreement may be terminated by Samsonite Europe with prior written notice. The notice period is based on a formula which takes into consideration, among other things, Mr. Van Nevel's age and length of service at the time the notice is given. If Samsonite Europe fails to give the required notice, the Consulting Agreement provides for the payment of liquidated damages equal to the aggregate consulting fee to which Mr. Van Nevel would have been entitled had the notice period been fully observed. Under certain circumstances the termination of the Van Nevel Agreement will be deemed to be a termination of the Consulting Agreement by Samsonite Europe.

     On February 20, 1996, Mr. Van Nevel was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 98,619 shares of the Company's Common Stock at a price of $10.875 per share (subject to adjustment for the self-tender offer as described under Equity Compensation on page 9), the market price per share of Common Stock at the date of grant. The options have a six-year term. 20% of the options vest and become exercisable on the date of grant and an additional 20% vest and become exercisable on the last day of each fiscal year over a four-year period beginning on January 31, 1997. On July 15, 1998, pursuant to the FY 1999 Stock Award Program, Mr. Van Nevel was awarded options to purchase 40,000 shares of the Company's Common Stock at a price of $9.375 per share, the market price of the Common Stock at the date of the grant. The options, which were granted under the Company's 1995 Stock Option and Incentive Award Plan, have a ten year term. 20% of the options vest and become exercisable on the date of the grant and an additional 20% vest and become exercisable on the first, second, third, and fourth anniversaries of the date of grant.

     Effective as of May 15, 1996, the Company entered into an agreement with Mr. Van Nevel (the "Van Nevel Share Bonus Agreement") that provides for a stock bonus of 38,889 shares of Common Stock (the "Bonus Shares"). The Bonus Shares vest and are payable if Mr. Van Nevel remains continually employed by the Company through the earlier of the third anniversary of the date of the Van Nevel Share Bonus Agreement and the first anniversary of a Change of Control Event (as defined in the Van Nevel Share Bonus Agreement); provided that if Mr. Van Nevel's employment is terminated prior to such date (i) by reason of death,
(ii) by the Company other than for Cause or Disabili ty, (each as defined in the Van Nevel Bonus Shares Agreement), or (iii) by Mr. Van Nevel for Good Reason (as defined in the Van Nevel Bonus Shares Agreement), then notwithstanding such termination of employment, such Bonus Shares shall be payable not later than 30 days following such termination. The Van Nevel Shares Bonus Agreement also pro vides that if a Change of Control Event occurs, all options to purchase Common Stock granted to Mr. Van Nevel on February 20, 1996 vest and become exercisable on the first anniversary of the date on which such event occurs (to the extent such options shall not have otherwise vested as of such first anniversary date), so long as Mr. Van Nevel remains continually employed by the Company through such first anniversary date. In connection with the completion of a recent self-tender offer, the Van Nevel Share Bonus Agreement awarding the Bonus Shares was amended to permit the tender of the Bonus Shares to the Company. As a result, the Company purchased 20,026 of the Bonus Shares from Mr. Van Nevel, representing the same percentage of shares accepted in the self-tender offer from other stockholders. The remainder of the Bonus Shares are subject to the original terms of the Van Nevel Share Bonus Agreement (including the vesting provisions thereof).

     Thomas R. Sandler. The Company entered into an employment agreement with Mr. Sandler effective as of February 1, 1998 (the "Sandler Agreement") for a four-year term. The Sandler Agreement provides for an annual salary of $325,000. Mr. Sandler is also entitled to receive an incentive bonus of up to $192,500 based on Company performance and Mr. Sandler's completion of certain annual projects prescribed by the Board. The Sandler Agreement provides for participation of Mr. Sandler in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other executive officers. The Sandler Agreement provides that if the Company terminates Mr. Sandler's employment without Cause, or if Mr. Sandler terminates his employment for Good Reason (each as defined in the Sandler Agreement), then (1) the Company will be required to pay Mr. Sandler an amount equal to the lesser of (a) $500,000 or (b) the amount of the base salary which would have been paid from the date of termination to the expiration of the Sandler Agreement had the Sandler Agreement not been terminated and (2) until Mr. Sandler becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Sandler to continue to participate, for the number of months remaining in the term of the Sandler Agreement, in all Company benefit plans, provided such participation is permissible under the general terms and provisions of those plans. The Sandler Agreement provides that in the event the agreement continues in effect until the end of its term, and the Company has not offered continued employment to Mr. Sandler on substantially similar terms for an additional term of at least one year, the Company will be required to pay Mr. Sandler $250,000. The Sandler Agreement provides that during Mr. Sandler's employment with the Company and for a period of one year thereafter, Mr. Sandler will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment.

     On February 20, 1996, Mr. Sandler was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 73,964 shares of the Company's Common Stock at a price of $12.875 per share (subject to adjustment for the self-tender offer as described under Equity Compensation on page 9), a price above the market value at the date of grant. The options have a six-year term. 20% of the options vest and become exercisable on the date of grant and 20% vest and become exercisable on the last day of each fiscal year over a four-year period beginning on January 31, 1997. On October 29, 1996, Mr. Sandler was granted options (the "Sandler Option Agreement") under the Company's 1995 Stock Option and Incentive Award Plan to purchase 24,655 shares of the Company's Common Stock at a price of $35.50 per share (subject to adjustment for the self-tender offer as described under Equity Compensation on page 9), the market value at the date of grant. The options have a six-year term. One third of the options vest and become exercisable beginning on January 31, 1997 and an additional one-third vest and become exercisable on January 31, 1998 and January 31, 1999. Under the Sandler Option Agreement, if a Change in Control Event (as defined in the Sandler Option Agreement) occurs, the options vest and become exercisable on the one-year anniversary of the Change in Control Event, provided that Mr. Sandler remains employed through such date. In addition, if Mr. Sandler's employment is terminated by the Company without Cause or by Mr. Sandler for Good Reason (each as defined in the Sandler Option Agreement), all unvested options vest and become exercisable. On July 15, 1998, pursuant to the FY 1999 Stock Award Program, Mr. Sandler was awarded options to purchase 20,000 shares of the Company's Common Stock at a price of $9.375 per share, the market value at the date of grant. The options, which were granted under the Company's 1995 Stock Option and Incentive Award Plan, have a ten year term. 20% of the options vest and become exercisable on the date of grant and an additional 20% vest and become exercisable on the first, second, third and fourth anniversaries of the date of grant.

     Effective as of May 15, 1996, the Company entered into an agreement with Mr. Sandler (the "Sandler Share Bonus Agreement") that provides for a stock bonus of 38,889 shares of Common Stock (the "Bonus Shares"). The Bonus Shares vest and are payable if Mr. Sandler remains continually employed by the Company through the earlier of the third anniversary of the date of the Sandler Share Bonus Agreement and the first anniversary of a Change of Control Event (as defined in the Sandler Share Bonus Agreement); provided that if Mr. Sandler's employment is terminated prior to such date (i) by reason of death, (ii) by the Company other than for Cause or Disability, (each as defined in the Sandler Share Bonus Agreement), or (iii) by the executive for Good Reason, (as defined in the Sandler Share Bonus Agreement), then notwithstanding such termination of employment, such Bonus Shares shall be payable not later than 30 days following such termination. The Sandler Share Bonus Agreement also provides that if a Change of Control Event (as defined in the Sandler Share Bonus Agreement) occurs, all options to purchase Common Stock granted to Mr. Sandler prior to May 15, 1996 vest and become exercisable on the first anniversary of the date on which such event occurs (to the extent such options shall not have otherwise vested as of such first anniversary date), so long as Mr. Sandler remains continually employed by the Company through such first anniversary date. In connection with the completion of a recent self-tender offer, the Sandler Share Bonus Agreement awarding the Bonus Shares was amended to permit the tender of the Bonus Shares to the Company. As a result, the Company purchased 20,026 of the Bonus Shares from Mr. Sandler, representing the same percentage of shares accepted in the self-tender offer from other stockholders. The remainder of the Bonus Shares are subject to the original terms of the Sandler Share Bonus Agreement (including the vesting provision thereof).

     Karlheinz Tretter. The Company has entered into an employment agreement (the "Tretter Agreement") with Mr. Tretter, effective as of February 1, 1998. Pursuant to the Tretter Agreement, Mr. Tretter will serve as President of Samsonite GmbH for an indefinite term and will provide services to various subsidiaries of Samsonite Europe, as mandated, until January 31, 2002. The Tretter Agreement provides for an annual salary of ECU 300,147 (the equivalent of U.S. $325,000 at February 1,1998). Mr. Tretter is also entitled to receive an incentive bonus of up to ECU 177,779 based on Company performance and Mr. Tretter's completion of certain annual projects prescribed by the Board. The Tretter Agreement provides that if the Company terminates Mr. Tretter's employment without Cause, or if Mr. Tretter terminates his employment for Good Reason (each as defined in the Tretter Agreement), then the Company will be required to pay Mr. Tretter the greater of (i) the amount of indemnity which might be due under German local law and (ii) the lesser of (a) ECU 462,180 and
(b) the amount of base compensation due under the Tretter Agreement from the date of termination to the expiration date of the Tretter Agreement. Unless German local law changes, this indemnity is expected to exceed that required by German local law. The Tretter Agreement provides that while working for the Company and for a period of one year thereafter, Mr. Tretter will not become active for another company which competes with the Company in Germany or Member States of the European Union.

     On February 20, 1996, Mr. Tretter was granted options under the Company's 1995 Stock Option and Incentive Award Plan to purchase 39,448 shares of the Company's Common Stock at a price of $10.875 per share (subject to adjustment for the self-tender offer as described under Equity Compensation on page 9), the market value at the date of grant. The options have a six-year term. 20% of the options vest and become exercisable on the date of grant and 20% vest and become exercisable on the last day of each fiscal year over a four year period beginning on January 31, 1997. On October 29, 1996, Mr. Tretter was granted options (the "Tretter Option Agreement") under the Company's 1995 Stock Option and Incentive Award Plan to purchase 50,000 shares of the Company's Common Stock at a price of $35.50 per share (subject to adjustment for the self-tender offer as described under Equity Compensation on page 9), the market value at the date of grant. The options have a six-year term. One third of the options vest and become exercisable beginning January 31, 1997 and an additional one-third vest and become exercisable on January 31, 1998 and January 31, 1999. Under the Tretter Option Agreement, if a Change in Control Event (as defined in the Tretter Option Agreement) occurs and Mr. Tretter is terminated for any reason other than for Cause (as defined in the Tretter Option Agreement), all the options granted shall immediately vest and become exercisable.

     On July 15, 1998, pursuant to the FY 1999 Stock Award Program, Mr. Tretter was awarded options to purchase 20,000 shares of the Company's Common Stock at a price of $9.375 per share, the market value at the date of the grant. The options, which were granted under the Company's 1995 Stock Option and Incentive Award Plan, have a ten year term. 20% of the options vest and become exercisable on the date of grant and an additional 20% vest and become exercisable on the first, second, third and fourth anniversaries of the date of grant.

1995 STOCK OPTION AND INCENTIVE AWARD PLAN

     The Company has reserved 2,550,000 shares for issuance under the 1995 Stock Option and Award Plan (as Amended in 1996) ("the 1995 Plan"). The 1995 Plan provides for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards or other forms of awards consistent with the purposes of the plan. Incentive stock options must be issued at exercise prices no less than the fair market value of the Common Stock at the date of the grant. Nonqualified options may be granted at exercise prices at or below the market value, but not at less than 50% of the market value of the Common Stock at the date of the grant. Options granted under the 1995 Plan will vest over a period of not more than ten years as determined by the Compensation Committee.

     At January 31, 1998, options for 2,139,518 shares were outstanding to various executive officers and other employees under the 1995 Plan at option exercise prices ranging from $10.875 to $47.875 per share, which prices were greater than or equal to the market value of the Common Stock as of the date of grant. As a result of the recent self-tender offer whereby the Company purchased 10,500,000 shares of Common Stock, the Company has determined to allow holders of options to accept a $12.50 reduction of the option exercise prices or to voluntarily surrender such options to the Company and in exchange receive new options to purchase a reduced number of shares of Common Stock (which reflects the number of shares outstanding after the self-tender offer) at exercise prices equal to the post self-tender offer trading price, with the same proportional vesting schedule as the options surrendered. The Company expects this will result in a reduction of the number of options outstanding.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No current or former officer of the Company served as a member of the Compensation Committee.

PERFORMANCE GRAPH

     The performance graph below compares the cumulative total return to stockholders on June 24, 1994, the date on which the Common Stock was first traded publicly through January 31, 1998, for a holder of Common Stock against the cumulative total return of the Standard & Poor's Midcap 400 Index ("S&P Midcap 400") and a group of peer companies over the same period. However, in reviewing this graph, stockholders should keep in mind the possible affect that the limited trading in the Common Stock may have on the price of such stock and the fact that, in the Company's judgment, there are no directly comparable companies which are publicly traded. The decline in the value of the Company's Common Stock in fiscal 1996 can be partially attributed to the spinoff of Culligan Water Technologies, Inc. on September 12, 1995. The stock price performance depicted in the performance graph is not necessarily indicative of future stock price performance.

     The performance graph assumes $100 was invested on June 24, 1994 and is based on an opening price for the Common Stock of $20.25 per share on June 24, 1994 and closing prices for the S&P Midcap 400 and the common stock of the members of the industry peer group on June 23, 1994. The cumulative total stockholder return is based on share price appreciation plus dividends. The performance data is presented in the graph and in the table which follows the graph.


                  JUNE 24, 1994  JANUARY 31, 1995  JANUARY 31, 1996  JANUARY 31, 1997  JANUARY 31, 1998

Samsonite                  $100              $116              $ 46              $195              $158

S&P Midcap 400             $100              $105              $137              $168              $211
Peer Group                 $100              $116              $115              $136              $170


     The peer group consists of the following publicly-held branded consumer durables manufacturers: The Coleman Company, Inc., Sunbeam Corporation, The Black & Decker Corporation, Premark International Inc., Rubbermaid Incorporated and Toastmaster Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information about persons known to the Company to be the beneficial owner of more that 5% of the Common Stock, and as to the beneficial ownership of the Common Stock by each of the Company's directors and executive officers and all of the Company's directors and executive officers as a group, as of July 16, 1998. Except as otherwise indicated, to the knowledge of the Company, the persons identified below have sole voting and sole investment power with respect to shares they own of record.

                                                    Number of Shares
Name and Address of Beneficial Owner               Beneficially Owned   Percent
-------------------------------------------------  -------------------  -------
Apollo Investment Fund, L.P.
c/o Apollo Advisors, L.P.
2 Manhattan Road
Purchase, New York 10577

and

Lion Advisors, L.P.                                   3,557,757  (a)    34.10%
 1301 Avenue of the Americas, 38th Floor
 New York, NY 10019

CIBC Oppenheimer Corp.                                  724,830  (b)     6.50%
 425 Lexington Avenue
 New York, NY  10017

Richard R. Nicolosi                                     577,493  (c)     5.32%
 c/o Samsonite Corporation
 11200 East 45th Avenue
 Denver, Colorado 80239

Mark H. Rachesky                                         36,960         *
 Mark Capital Partners
 335 Madison Avenue, 26th Floor
 New York, New York 10017

Luc Van Nevel                                            71,141  (d)    *
 c/o Samsonite Europe N.V.
 Westerring 17
 B-9700 Oudenaarde, Belgium

Thomas R. Sandler                                        74,814  (e)    *
 c/o Samsonite Corporation
 11200 East 45th Avenue
 Denver, Colorado 80239

Karlheinz Tretter                                        49,299  (f)    *
 c/o Samsonite Europe N.V.
 Westerring 17
 B-9700 Oudenaarde, Belgium

Richard H. Wiley                                         12,094  (g)    *
 c/o Samsonite Corporation
 11200 East 45th Avenue
 Denver, Colorado 80239

                                                    Number of Shares
Name and Address of Beneficial Owner               Beneficially Owned   Percent
-------------------------------------------------  -------------------  -------
D. Michael Clayton                                        8,527  (h)    *
 c/o Samsonite Corporation
 11200 East 45th Avenue
 Denver, Colorado 80239

Carlo Zezza                                              16,800  (i)    *
 c/o Samsonite Corporation
 11200 East 45th Avenue
 Denver, Colorado 80239

Bernard Attal                                               457         *
 1301 Avenue of the Americas, 38th Floor
 New York, New York 10019

R. Theodore Ammon                                           402         *
 Big Flower Press Holdings, Inc.
 3 E. 54th Street, 19th Floor
 New York, New York 10022

Leon D. Black                                               402  (j)    *
 1301 Avenue of the Americas, 38th Floor
 New York, NY 10019

Robert H. Falk                                              402  (j)    *
 1301 Avenue of the Americas, 38th Floor
 New York, NY 10019

Robert L. Rosen                                             402         *
 RLR Partners, L.P.
 825 Third Avenue, 40th Floor
 New York, New York 10022

Marc J. Rowan                                               402  (j)    *
 1301 Avenue of the Americas, 38th Floor
 New York, NY 10019

Stephen J. Solarz                                            65         *
 APCO Associates, Inc.
 1615 L Street, N.W., Suite 900
 Washington, DC  20036

All Directors and Executive Officers as a group         849,660  (k)     7.68%

*Less than 1.0%
________________________

 (a) Includes 1,779,234 shares held by Apollo Investment Fund, L.P. ("Apollo") and 1,778,523 shares beneficially held by Lion Advisors, L.P. ("Lion") on behalf of an investment account under management over which Lion has exclusive investment, voting and dispositive power. Lion is affiliated with Apollo Advisors, L.P., the general partner of Apollo Investments.

 (b) Represents warrants to acquire Common Stock issued to purchasers of units consisting of 13 7/8% Senior Redeemable Exchangeable Preferred Stock and Warrants to purchase Common Stock, which units were issued on June 24, 1998.

 (c) Includes options to purchase 425,532 shares of Common Stock exercisable as of July 16, 1998.

 (d) Includes options to purchase 67,171 shares of Common Stock exercisable as of July 16, 1998.

 (e) Includes options to purchase 64,814 shares of Common Stock exercisable as of July 16, 1998.

 (f) Includes options to purchase 37,334 shares of Common Stock exercisable as of July 16, 1998.

 (g) Represents options to purchase 12,094 shares of Common Stock exercisable as of July 16, 1998.

 (h) Includes options to purchase 8,430 shares of Common Stock exercisable as of July 16, 1998.

 (i) Includes options to purchase 16,000 shares of Common Stock exercisable as of July 16, 1998.

 (j) Includes shares issued under the Directors Stock Plan. Does not include shares held by Apollo or Lion. Each of Messrs. Falk and Rowan, directors of the Company, together with Mr. Black, a director of the Company, who is also a director of Apollo Capital Management, Inc., the general partner of Apollo Advisors, L.P., and of Lion Capital Management, Inc., the general partner of Lion, disclaims beneficial ownership of the securities held by Apollo and Lion.

 (k) Excludes shares listed above for Apollo Investment Fund, L.P., and Lion Advisors, L.P. If such shares were included, the aggregate number of shares beneficially owned by all directors and executive officers as a group would be 4,407,417, representing 39.83%.

OTHER MATTERS

  The Board knows of no other business which will be presented at the Meeting. If other matters properly come before the Meeting, the persons named as proxy holders will vote on them in accordance with their best judgment.

  The costs of this solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the officers or agents of the Company may solicit proxies by telephone. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record by such persons and may verify the accuracy or marked proxies by contacting record and beneficial owners of the Common Stock. The Company will reimburse such persons for their reasonable expenses incurred in forwarding such soliciting materials.

                                                                       EXHIBIT A
                                                                       ---------

                             SAMSONITE CORPORATION
                 FY 1999 STOCK OPTION AND INCENTIVE AWARD PLAN

1. Purpose.
   -------

   Samsonite Corporation ("Samsonite") hereby establishes the Samsonite Corporation FY 1999 Stock Option and Incentive Award Plan (the "Plan"). The purpose of the Plan is to align the interests of directors, officers, employees and independent contractors of the Company and its subsidiaries with those of its stockholders; to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the performance of directors, individual officers, employees and independent contractors in fulfilling their personal responsibilities for long-range achievements.

2. Definitions.
   -----------

   The following terms, as used herein, shall have the following meanings:

     a. "Annual Incentive Compensation Award" shall mean an Award, pursuant to the Annual Incentive Compensation Program, contingent upon the attainment of Performance Goals with respect to a Performance Period.

     b. "Annual Incentive Compensation Program" shall mean the program set forth in Section 8 of the Plan.

     c. "Award" shall mean any Option, Restricted Stock, Stock Unit, Incentive Unit, Annual Incentive Compensation Award or freestanding SAR granted pursuant to the Plan.

     d. "Award Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Award.

     e.  "Board" shall mean the Board of Directors of the Company.

     f. "Cause" shall mean, unless otherwise defined in the applicable Award Agreement (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries, (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries by the Participant or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iii) the willful failure or refusal by the Participant to substantially perform his duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to Disability). For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

     g. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     h. "Committee" shall mean the committee of two or more persons, established by the Board to administer the Plan. Each member of the Committee shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined in Section 162(m) of the Code.

     i. "Company" shall mean Samsonite Corporation, or any successor corporation.

     j. "DERS" shall mean dividend equivalent rights credited in respect of Stock Units granted hereunder.

     k. "Disability" shall mean a disability that would qualify as such under the Company's then current long-term disability plan.

     l. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     m. "Fair Market Value" of a share of Stock on any date shall be the fair market value of such Stock as determined by the Committee in its sole discretion; provided that (A) if the Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Stock on such exchange on such date or, if none, the next earlier date on which a sale was reported, (B) if the Stock is admitted to quotation on the NASDAQ Stock Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Stock on such system on such date or, if none, the next earlier date on which a sale was reported, or (C) if the Stock is admitted to quotation on a system other than the NASDAQ Stock Market or other comparable quotation system, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Stock on such system on such date.

     n. "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

     o. "Incentive Unit" shall mean a unit that is assigned a dollar value and that relates to a Long-Term Incentive Compensation Award.

     p. "Long-Term Incentive Compensation Award" shall mean an Award, granted pursuant to the Long-Term Incentive Compensation Program, the payment of which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

     q. "Long-Term Incentive Compensation Program" shall mean the program set forth in Section 7 of the Plan.

     r. "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

     s. "Option" shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Stock under the Stock Option and SAR Program at an exercise price and upon the terms to be specified by the Committee.

     t. "Participant" shall mean a director, officer, employee or independent contractor of the Company or any of the Subsidiaries who is, pursuant to
  Section 4 of the Plan, selected to participate herein.

     u. "Performance Goal" shall mean the criteria and objectives, determined by the committee, that must be met during the applicable Performance Period as a condition of vesting or of the Participant's receipt of payment (or, in the case of Restricted Stock, the lapse of restrictions) with respect to an Award. Performance Goals shall be based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share,
  (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation and (viii) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specific level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold levels of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).
  Each of the foregoing Performance Goals shall be determined in accordance with the generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the
                                  --------
  authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business related to a change in accounting principles.

     v. "Performance Period" shall mean (i) with respect to the Long-Term Incentive Compensation Program, the period of three (3) consecutive Plan Years or such other period (which in no case may be less than one (1) Plan Year) as may be determined by the Committee, (ii) with respect to the Annual Incentive Compensation Program, each Plan Year and (iii) with respect to all other Awards, such period as the Committee shall determine.

     w. "Plan" shall mean the Samsonite Corporation FY 1999 Stock Option and Incentive Award Plan, as amended from time to time.

     x.  "Plan Year" shall mean the Company's fiscal year.

     y. "Restricted Stock" shall mean any shares of Stock issued to a Participant, without payment to the Company, pursuant to Section 7(a) of the Plan that may be subject to certain transferability and other restrictions and to a rule of forfeiture (including by reason of not satisfying certain Performance Goals).

     z. "Retirement" shall mean retirement of a Participant from the employ or service of the Company or any of its Subsidiaries in accordance with the terms of the Samsonite Retirement Income Plan or any successor plan thereto or, if a Participant is not covered by such plan, such retirement on or after such Participant's 65/th/ birthday.

     aa. "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

     bb. "SAR" shall mean a tandem or freestanding stock appreciation right, granted to a Participant under Section 6(a) or 6(b), as the case may be, to be paid in amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

     cc. "Stock" shall mean shares of common stock and the associated preferred stock purchase rights, par value $.01 per share, of the Company.

     dd. "Stock Option and SAR Program" shall mean the program set forth in
  Section 6 hereof.

     ee. "Stock Unit" shall mean a unit that represents a share of Stock and that relates to a Long Term Incentive Compensation Award.

     ff. "Subsidiary" shall mean any entity in which the Company directly or through intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits.

     gg. "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

3. Administration.
   --------------

   The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with
Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

   All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated such duties may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participants (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

   No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4. Eligibility.
   -----------

   Awards may be granted to directors, officers, employees and independent contractors of the Company or any of its Subsidiaries in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock Subject to the Plan; Limitation on Grants.
   -----------------------------------------------

   The maximum number of shares of Stock reserved for issuance pursuant to the Plan shall be 750,000 shares, subject to adjustment as provided herein. In any Plan Year the number of shares of Stock subject to Awards granted to any one Participant shall not exceed one-third of the total number of shares of Stock reserved for issuance pursuant to the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards or awards, the tandem Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of cancelled shares shall no longer be available for Awards under the Plan. Upon a cash payment made in respect of outstanding Stock Units or freestanding SARs, the number of shares represented by such Stock Units or SARs shall no longer be available for Awards under the Plan.

   In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock
                             --------
Options, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) the Performance Goals and (v) the individual limitations applicable to Awards.

6. Stock Option and SAR Program.
   ----------------------------

   Each Option or freestanding SAR granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable.

     a.  Stock Options
         -------------

          (1)  Number of Shares.  Each Award Agreement shall state the number of
               ----------------
     shares of Stock to which the Option relates.

          (2)  Type of Option.  Each Award Agreement shall specifically state
               --------------
     that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options shall be granted only to key employees (including officers and directors who are also employees) of the Company and its Subsidiaries. All other Awards may be granted to officers, independent contractors, key employees and non-employee directors of the Company or of any of its Subsidiaries.

          (3)  Exercise Price.  Each Award Agreement shall state the exercise
               --------------
     price, which, with respect to an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Incentive Stock Option on the date of grant. The exercise price shall be subject to adjustment as provided in Section 5 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

          (4)  Method and Time of Payment.  The exercise price shall be paid in
               --------------------------
     full at the time of exercise. The exercise price may be paid in cash or by check, by the tender by the Participant to the Company of outstanding shares of Stock, a copy of irrevocable instructions to a registered broker/dealer to deliver promptly to the Company an amount of proceeds from the sale of shares of Stock to be issued pursuant to the Options being exercised or of a loan made with respect to shares of Stock to be issued pursuant to the Options being exercised sufficient, in either case, to pay the exercise price or a combination of any of the foregoing, in an amount having a combined value equal to such exercise price. The value of any Stock tendered pursuant to the preceding sentence shall be the Fair Market Value of such Stock as of the last trading day prior to the date of exercise.

          (5)  Term and Exercisability of Options.  Each Award Agreement shall
               ----------------------------------
     provide that each Option shall become vested and exercisable in accordance with the vesting schedule that shall be established by the Committee at the time that the Award is granted; provided that the Committee shall have the
                                     --------
     authority to accelerate the vesting and exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options and Performance Goals with respect to which the vesting of Options may be contingent, as the Committee may prescribe in its discretion in the applicable Award Agreement. The exercise period shall be ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become vested and exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the Option is being exercised, together with payment of the exercise price. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

          (6)  Termination of Employment.  Unless otherwise provided by the
               -------------------------
     Committee, in the event that a Participant ceases to be employed by (or, in the case of non-employee, ceases to perform the services for the Company) the Company or any Subsidiary (in each case, a "termination of employment"), all the outstanding Options held by such Participant shall be treated as follows:

          (A)  Cause.  If the Participant is terminated from his employment with
               -----
     the Company or a Subsidiary for Cause, all the Options (whether vested or unvested) shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment.

          (B)  Disability.  If the Participant is terminated from his employment
               ----------
     with the Company or a Subsidiary by reason of Disability, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that have vested prior to such date shall remain exercisable for a period of one year following such date.

          (C)  Death.  If the Participant dies while employed by the Company or
               -----
     a Subsidiary, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of death. Following the Participant's death his executors, administrators, legatees or distributees may exercise the Options that have vested prior to the date of death for a period of one year following the date of death.

          (D)  Other Terminations of Employment.  If the Participant's
               --------------------------------
     employment is terminated for any other reason, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that have vested prior to such date shall remain exercisable for a period of 90 days following such date.

          (7)  Tandem Stock Appreciation Rights.  The Committee shall have
               --------------------------------
     authority to grant a tandem SAR to the grantee of any Option under the Plan with respect to all or some of the shares of Stock covered by such related Option. A tandem SAR shall, except as provided in this paragraph (7), be subject to the same terms and conditions as the related Option. Each tandem SAR granted pursuant to the Plan shall be reflected in the Award Agreement relating to the related Option.

       (a) Time of Grant.  A tandem SAR may be granted either at the time of
           -------------
     grant or at any time thereafter during the term of the Option; provided
                                                                    --------
     that tandem SARs related to Incentive Stock Options may only be granted at the time of grant of the related Option.

       (b) Payment.  A tandem SAR shall entitle the holder thereof, upon
           -------
     exercise of the tandem SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (d) below and payable in the form determined pursuant to paragraph (f) below.

       (c) Exercise.  A tandem SAR shall be vested and exercisable at such time
           --------
     or times and only to the extent that the related Option is or has become vested and exercisable and shall not be transferable except to the extent the related Option is or has become transferable. A tandem SAR shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the exercise price specified in the related Option.

       (d) Amount Payable.  Upon the exercise of a tandem SAR, the Participant
           --------------
     shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the exercise price of the related Option, by (ii) the number of shares of Stock as to which such tandem SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any tandem SAR by including such a limit at the time it is granted.

       (e) Treatment of Related Options and Tandem SARs Upon Exercise.  Upon the
           -----------------------------------------------------------
     exercise of a tandem SAR, the related Option shall be cancelled to the extent of the number of shares of Stock as to which the tandem SAR is exercised and upon the exercise of an Option granted in connection with a tandem SAR, the tandem SAR shall be cancelled to the extent of the number of shares of Stock as to which the Option is exercised.

       (f) Method of Exercise.  Tandem SARs shall be exercised by a Participant
           ------------------
     only by a written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the tandem SAR is being exercised. For purposes of this paragraph (f), the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

       (g) Form of Payment.  Payment of the amount determined under paragraph
           ---------------
     (d) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the tandem SAR or, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable. If the Committee decides to make full payments in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

          (8)  Incentive Stock Options.  Options granted as Incentive Stock
               -----------------------
     Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

       (a) Value of Shares.  The aggregate Fair Market Value (determined as of
           ---------------
     the date of the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other Plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

       (b) Exercise Price.  The exercise price relating to any Incentive Stock
           --------------
     Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option.

       (c) Ten Percent Stockholder.  In the case of an Incentive Stock Option
           -----------------------
     granted to a Ten Percent Stockholder, (x) the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

     b.  Freestanding Stock Appreciation Rights.  The Committee shall have
         --------------------------------------
  authority to grant a freestanding SAR that is not related to any Option. Freestanding SARs shall be subject to the following terms and conditions:

          (1)  Number of Shares.  Each Award Agreement shall state the number of
               ----------------
     shares of Stock to which the freestanding SARs relate.

          (2)    Exercise Price.  Each Award Agreement shall state the exercise
                 --------------
     price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock (to which the freestanding SARs relate) on the date of grant. The exercise price shall be subject to adjustment as provided in Section 5 hereof.

          (3)    Term and Exercisability of Freestanding SARs.  Each Award
                 --------------------------------------------
     Agreement shall provide the exercise schedule for the freestanding SAR as determined by the Committee, provided that the Committee shall have the
                                  --------
     authority to accelerate the exercisability of any freestanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the freestanding SAR or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in paragraph 6(b)(7) hereof. A freestanding SAR may be exercised, as to any or all full shares of Stock as to which the freestanding SAR has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the freestanding SAR is being exercised. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

          (4)  Payment.  A freestanding SAR shall entitle the holder thereof,
               -------
     upon exercise of the freestanding SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (5) below.

          (5)  Amount Payable.  Upon the exercise of a freestanding SAR, the
               --------------
     Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the exercise price of such SAR by
     (ii) the number of shares of Stock as to which such freestanding SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any freestanding SAR by including such a limit at the time it is granted.

          (6)    Form of Payment.  Payment of the amount determined under
                 ---------------
     paragraph (5) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the freestanding SAR or, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

          (7)    Termination.  The terms and conditions set forth in Section
                 -----------
     6(a)(6) hereof, relating to exercisability of Options in the event of termination of employment with the Company, shall apply equally with respect to the exercisability of freestanding SARs following termination of employment.

7. Long-Term Incentive Compensation Program.
   ----------------------------------------

     Awards granted pursuant to this Section 7 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. Awards may be granted in the form of Restricted Stock, Stock Units or Incentive Units. In no event may the Committee increase at its discretion the amount of an Award payable to a "Covered Employee" (as defined in Section 162(m) of the Code) upon attainment of the specified performance factors pursuant to this Section 7.

     a.  Restricted Stock.  The Committee shall determine the number of shares
         ----------------
  of Restricted Stock granted pursuant to the Award and the Performance Goals for the Performance Period, the attainment of which shall cause the restrictions to lapse in whole or in part and allow all or a specified portion of the Restricted Stock to vest, as specified in the Award Agreement.

          (1)  Restrictions.  During the Performance Period, shares of
               ------------
     Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Certificates for shares of Stock issued pursuant to Awards of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect. During the Performance Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee.

          (2)    Ownership.  Except to the extent otherwise set forth in the
                 ---------
     Award Agreement, during the Performance Period the Participant shall possess all incidents of ownership of such shares, subject to Section 7(a)(1), including the right to receive dividends with respect to such shares and to vote such shares.

     b.    Incentive Units.  The Committee shall determine the value of
           ---------------
  Incentive Units granted pursuant to the Award and the Performance Goals for the Performance Period with respect to such Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Incentive Units shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained.

     c.  Stock Units.  The Committee shall determine the number of Stock Units
         -----------
  granted pursuant to the Award and the Performance Goals for the Performance Period with respect to such Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of the Stock Units shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which payment shall be made in respect of specified percentages (not to exceed one hundred percent (100%)) of such Stock Units.

          (1)  DERS.  (A) Outstanding Stock Units shall be credited with DERs
               ----
     based upon dividends paid on outstanding shares of Stock between the date such Stock Units are granted and the date of payment in respect of such Stock Units. Such DERS, once credited, shall be converted into an equivalent number of Stock Units (including fractional Stock Units).

          (B) DERs based on dividends paid in cash shall be credited, as of each dividend payment date, in accordance with the following formula:

            (A x B)/C

     in which "A" equals the number of shares to which the Stock Units relate, "B" equals the cash dividend per share and "C" equals the Fair Market Value per share of Stock on the dividend payment date.

          (C) If a dividend is paid in property other than cash, DERs shall be credited, as of the dividend payment date, in accordance with the formula set forth above, except that "B" shall equal the fair market value per share of the property that the holder of the Stock Unit would have received in respect of the number of shares of Stock underlying such Stock Unit had such shares been owned as of the record date for such dividend.

     d.  Time and Form of Payment.  Unless otherwise determined by the
         ------------------------
  Committee, all payments in respect of Stock Units and Incentive Units granted under this Section 7 shall be made within a reasonable period after the end of the Performance Period. Payment in respect of Stock Units and Incentive Units shall be made either in cash or in Stock, or in combination of cash and Stock, as determined by the Committee. For purposes of the preceding sentence, (1) the Fair Market Value of Stock (as of the date of payment) delivered in full or partial payment of Incentive Units shall equal the portion of the value of Incentive Units (determined as of the end of the Performance Period) with respect to which such payment is being made and (2) the amount of cash delivered in full or partial payment of Stock Units shall equal the Fair Market Value (as of the end of the Performance Period) of the number of shares of Stock relating to the Stock Units with respect to which such cash payment is being made.

     e.  Termination and Missed Performance Goals.  Subject to such exceptions
         ----------------------------------------
  as may be determined by the Committee and subject to the first paragraph of this Section 7, if the Participant's continuous employment with the Company or any of its Subsidiaries shall terminate for any reason prior to the expiration of the Performance Period of an Award, or to the extent any Performance Goals for the Performance Period are not met, (i) any shares of Restricted Stock remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Company at no cost to the Company and (ii) any and all rights to payment in respect of Incentive Units and Stock Units shall be forfeited by the Participant.

8. Annual Incentive Compensation Program.
   -------------------------------------

     Awards granted pursuant to this Section 8 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. In no event may the Committee increase at its discretion the amount of an Award payable to a "Covered Employee" (as defined in Section 162(m) of the Code) upon attainment of the specified performance factors pursuant to this Section 8.

     a.  In General.  The Committee shall determine the amount of each Annual
         ----------
  Incentive Compensation Award and shall specify with respect to a Performance Period the Performance Goals applicable to the Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Annual Incentive Compensation Awards shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which specified percentages of the Annual Incentive Compensation Award shall be paid.

     b.  Time and Form of Payment.  Unless otherwise determined by the
         ------------------------
  Committee, all payments in respect of Annual Incentive Compensation Awards granted under this Section 8 shall be made within a reasonable period after the end of the Performance Period. Payments shall be made either in cash or in Stock, or in a combination of cash and Stock, as determined by the Committee. For purposes of the preceding sentence, the Fair Market Value of Stock (as of the date of payment) delivered in full or partial payment of Annual Incentive Compensation Awards shall equal the portion of the value of Annual Incentive Compensation Awards (determined as of the end of the Performance Period) with respect to which such payment is being made.

     c.  Termination and Missed Performance Goals.  Subject to such exceptions
         ----------------------------------------
  as may be determined by the Committee and subject to the first paragraph of this Section 8, if the Participant's continuous employment with the Company or any of its Subsidiaries shall terminate for any reason prior to the expiration of the Performance Period of an Award, or to the extent that any Performance Goals for the Performance Period are not met, any and all rights to payment in respect of Annual Incentive Compensation Awards shall be forfeited by the Participant.

9. General Provisions.
   ------------------

     a.  Compliance with Legal Requirements.  The Plan and the granting and
         ----------------------------------
  exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

     b.  Nontransferability.  Upon the death of a Participant, outstanding
         ------------------
  Options granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

     During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is a Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Notwithstanding the foregoing, subject to any conditions as the Committee may prescribe, a Participant may, upon written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided that
                                                                   --------
  no such transfer by any Participant may be made in exchange for consideration.

     c.  No Right To Continued Employment.  Nothing in the Plan or in any Award
         --------------------------------
  granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment or service.

     d.  Withholding Taxes.  Where a Participant or other person is entitled to
         -----------------
  receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

     Upon the disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

     Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods or by a combination of such methods: (a) tendering a cash payment, (b) authorizing the Company to withhold from the shares of Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c) delivering to the Company previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

     e.  Amendment and Termination of the Plan.  The Board or the Committee may
         -------------------------------------
  at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that no amendment that requires stockholder
                       --------
  approval in order for the Plan to continue to comply with Section 162(m) of the Code or any applicable listing requirement shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan shall automatically terminate ten (10) years after the approval of the Plan by the stockholders. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

     f.  Participant Rights.  No Participant shall have any claim to be granted
         ------------------
  any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Stock certificate to him for such shares.

     g.  Unfunded Status of Awards.  The Plan is intended to constitute an
         -------------------------
  "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

     h.  No Fractional Shares.  No fractional shares of Stock shall be issued or
         --------------------
  delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     i.  Governing Law.  The Plan and all determinations made and actions taken
         -------------
  pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

     j.  Effective Date.  The Plan shall take effect upon its adoption by the
         --------------
  Board, but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void.

     k.  Beneficiary.  A Participant may file with the Committee a written
         -----------
  designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

     l.  Interpretation.  The Plan is designed and intended to comply with
         --------------
  Section 162(m) of the Code and all provisions hereof shall be construed in a manner to so comply.

P                                            SAMSONITE CORPORATION
R                                11200 EAST 45TH AVENUE, DENVER, COLORADO 80239
O               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON
X                                               AUGUST 28, 1998
Y
     The undersigned shareholder hereby appoints Thomas R. Sandler and Richard H. Wiley and each of them, proxies, with the powers the undersigned would possess if personally present and with full power of substitution, to vote all common shares of the undersigned in Samsonite Corporation at the annual meeting of stockholders to be held at the Embassy Suites Hotel, 4444 North
     Havana Street, Denver, Colorado, at 10:00 A.M. local time, on August 28, 1998, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card. IF NO DIRECTIONS ARE GIVEN, THE EXECUTED PROXIES
     WILL VOTE FOR PROPOSALS 1, 2, 3 AND AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. THIS
     PROXY REVOKES THE AUTHORITY GIVEN WITH RESPECT TO ANY EARLIER DATED PROXY SUBMITTED BY THE UNDERSIGNED.
------------------------------------------------------------------------------------------------------------------------------------
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE              SEE REVERSE
                                                                         SIDE


(Front Side)



[X]  Please mark
---  votes as in
     this example


                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS
                                                   1, 2, AND 3
                           ----------------------------------------------------------

1.  Election of Directors                              2.  Approval to ratify            FOR     ABSTAIN   AGAINST
 NOMINEES: BERNARD ATTAL, LEON D. BLACK,                   and approve the               [ ]       [ ]       [ ]
           RICHARD R. NICOLOSI AND LUC VAN NEVEL           appointment of KPMG
                                                           Peat Marwick LLP as
            FOR      WITHHELD                              independent auditors of
            [ ]        [ ]                                 the Company and its
                                                           subsidiaries for the
                                                           Company's fiscal year
                                                           ending January 31, 1999.

                                                       3.  Proposal to approve           FOR      ABSTAIN   AGAINST
                                                           the Samsonite                 [ ]        [ ]       [ ]
                                                           Corporation 1999 Stock
                                                           Option and Incentive
                                                           Award Plan.

[ ] _______________________________________                      MARK HERE     [ ]
For all nominees except as noted above.                         FOR ADDRESS
                                                                 CHANGE AND
                                                                NOTE AT LEFT

                                                       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                                       Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If shares are registered in the names of joint tenants for trustees, each tenant or trustee should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

---------------------------  ---------------------  -------------------------------------------  ----------------------
Signature                    Date                   Signature                                    Date

(Back Side)